INVESTOR PRESENTATION MAY 2020

Forward Looking Statements This presentation contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this presentation that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, the timing and plans for the phase 2a study of PRS-060/AZD1402, the timing and plans for the phase 2 study of PRS-343, and the timing and plans for IND filing and initiation of the phase 1 study of PRS-344; the expected timing and potential outcomes of its programs, references to novel technologies and methods and our business and product development plans, including the advancement of our proprietary and co-development programs into and through the clinic and the expected timing for reporting data related to our programs, including PRS-060/AZD1402, PRS-343, PRS-344. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; our ability to address the requests of the FDA; competition in the industry in which we operate; delays or disruptions due to the coronavirus pandemic; and market conditions. These forward-looking statements are made as of the date of this press release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the SEC available at www.sec.gov, including without limitation the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Company's Quarterly Reports on Form 10-Q. 2

The Anticalin® Protein Platform

A Novel Therapeutic Class with Favorable Drug-Like Properties

- **Human –** Derived from lipocalins (human extracellular binding proteins)
- **Small** – Monomeric, monovalent, small size (~18 kDa vs 150kDa mAbs)
- **Stable** – Inhalable delivery
- **Simple** – Bi/multispecific constructs
- **Proprietary** – Broad IP position on platform and derived products


Target
Anticalin
Protein

Powerful Drug Discovery Platform

- Highly diverse libraries
- Automated screening
- Protein engineering know-how

Translational Science Expertise to Deploy Platform in Meaningful Way

- Immunology expertise underpins IO and respiratory focus
- A leader in 4-1BB-related efforts
- Patient phenotyping efforts for improved stratification and novel intervention points in, e.g., asthma

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Company Snapshot

Pipeline Highlights

- **PRS-060:** Inhaled IL4-Rα antagonist for moderate-to-severe asthma (partnered with AstraZeneca)
- **Next-generation respiratory:** Includes 4 discovery-stage inhaled therapeutics programs (2 proprietary, 2 partnered with AstraZeneca)
- **PRS-343:** 4-1BB/HER2 bispecific for solid tumors
- **PRS-344:** 4-1BB/PD-L1 bispecific (partnered with Servier)



Anchor Partnerships

- Validation through three anchor partnerships
- $120+M in upfront payments and milestones since January 2017
- Each partnership includes options for co-development & US-focused commercialization rights
- Value-driving opt-in for PRS-060 after phase 2a completion



2020 Catalysts

- **Respiratory:**
  - ❑ PRS-060 phase 2a trial initiation
  - ❑ Data and rationale for advancement into IND-enabling studies for wholly-owned inhaled program
- **IO:**
  - ❑ PRS-343 complete monotherapy and combination with atezolizumab phase 1 escalation data
  - ❑ PRS-343 initiation of 2nd line HER2+ gastric cancer PoC study, additive to SoC



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Partnerships

AstraZeneca	SERVIER	SeattleGenetics®

• PRS-060 + 4 additional novel inhaled Anticalin protein programs
• Retained co-development and co-commercialization (US) options on PRS-060 and up to 2 additional programs
• $57.5M upfront & 2017 milestone
• ~$2.1B in milestone potential, plus double-digit royalties
• AZ funds all PRS-060 development costs through post-phase 2a co-development opt-in decision
• Access to complementary formulation and device know-how for inhaled delivery
	• Immuno-oncology partnership based on antibody-Anticalin bispecific protein fusions
	• PRS-344: PD-L1/4-1BB antibody-Anticalin bispecific
	  ✓ Pieris opted in for full U.S. rights
	• PRS-352: n.d. antibody-Anticalin bispecific
	  • Pieris planning handover to Servier in 2020
	  • Pieris to receive royalties
	• ~$31M upfront payment with significant milestone potential
	  ✓ Two preclinical milestones achieved for PRS-344
		• 3-program partnership based on tumor-localized costimulatory bispecific fusion proteins
		• Pieris retains opt-in rights for 50/50 global profit split and U.S. commercialization rights on one of the programs
		• $30M upfront payment, ~$1.2B milestone potential
		• Up to double-digit royalties on non-co-developed products

Strong Partners • Significant Cash Flow • Retained Commercial Rights

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Pipeline

RESPIRATORY							
CANDIDATE	TARGETS	PARTNER	COMMERCIAL RIGHTS	DISCOVERY	PRECLINICAL	PHASE I	PHASE II
PRS-060/AZD1402	IL4-Rα	AstraZeneca	Pieris Worldwide Profit-Share Option				
AstraZeneca Programs*	n.d.	AstraZeneca	Pieris Worldwide Profit-Share Option*				
Proprietary Programs	n.d.	n/a	Pieris Worldwide				

*4 additional respiratory programs (3 active, 1 forthcoming) in collaboration with AstraZeneca, 2 of which carry co-development and co-commercialization options for Pieris

IMMUNO-ONCOLOGY							
CANDIDATE	TARGETS	PARTNER	COMMERCIAL RIGHTS	DISCOVERY	PRECLINICAL	PHASE I	PHASE II
PRS-343	HER2/4-1BB	n/a	Pieris Worldwide				
	+ Anti-PD-L1	n/a					
PRS-344	PD-L1/4-1BB	SERVIER	Pieris U.S. Rights				
PRS-352	n.d.	SERVIER	SERVIER				
Proprietary IO Programs	n.d.	n/a	Pieris Worldwide				
Seattle Genetics Programs‡	n.d.	SeattleGenetics	Pieris U.S. Option‡				

‡3 bispecific programs (1 active, 2 forthcoming) in collaboration with Seattle Genetics, with Pieris retaining US rights for 1 program

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Key Value Driver:
Unique Formatting of Anticalin Protein-Based Drugs


Building Blocks
Anticalin Protein
Antibody
Fc
Multispecific
Fc-Anticalin Proteins
Tetra'
Tri'
Bi'
Mono'
Pure
Anticalin Proteins
PRS-060
Multispecific
Antibody-Anticalin Proteins
PRS-343
PRS-344

Potent Multi-Target Engagement • Novel Inhaled and Multispecific MoA • Favorable Drug-like Properties

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Anticalin Technology Advantages: Differentiated Respiratory Platform Tear lipocalin (TLC) “template” is abundant in human lung and permeates lung epithelium Very low predicted immunogenicity Stable, monovalent molecules with high melting temperatures and insensitivity to mechanical stress Inhalation pharmacokinetics suitable for once or twice daily administration and compatible with flexible treatment regimes 8

PRS-060: IL-4Rα Antagonist Candidate PRS-060 Inhibiting IL4-Rα (disrupts IL-4 & IL-13 Function/MoA signaling) Indications Moderate-to-severe asthma Phase 1 multiple-ascending dose trial Development ongoing; phase 2a to begin in 2H2020 PRS-060 Co-development and U.S. co-commercialization Commercial Rights rights, including gross margin share 9

FeNO is a Validated Biomarker in Allergic Asthma Interventions Elevated fractional exhaled nitric oxide (FeNO) is a marker Biologics that have demonstrated a meaningful of allergic asthma reduction in FeNO (dupilumab, tezepelumab) have subsequently produced clinically- significant improvements in lung function and superior exacerbation improvements versus Nitric Oxide (NO) drugs that had no on effect FeNO Dupilumab was recently approved by the EMA for severe asthma in patients with either high eosinophils (EOs) or high FeNO We are exploring FeNO reduction versus placebo in a multi-dose ascending phase 1 study of PRS-060 Positive FeNO data from this study would support continued development to assess the Normal epithelial cells During airway inflammation, activated potential to improve lung function (FEV1) in release minimal NO epithelial cells increase production of NO uncontrolled asthmatics 10

PRS-060 Phase I Multiple Ascending Dose Trial Ascertain PK/PD with a reliable biomarker to confirm local target engagement and Strategic Objectives inform Phase II dosage regimen Dosing patients with mild asthma with elevated FeNO levels (≥35 ppb), to receive Trial Design Highlights inhaled PRS-060 or pbo b.i.d.* over a 10-day period *q.d. on Day 10 Initiated in July 2018 Evaluating safety, tolerability, PK, PD and will also evaluate FeNO reduction vs. placebo Measuring safety, tolerability and FeNO changes days 1-10,17, and 40 Pieris is sponsoring the trial, AstraZeneca is reimbursing Pieris for all associated costs 11

Phase 1b Interim Results: Favorable Safety Profile • All doses of AZD1402/PRS-060 tested in the study were well tolerated • No treatment-related serious AEs were observed Placebo AZD1402/PRS-060c Overall System organ class (N = 12) (N = 30) (N = 42) AE Preferred Termsb n (%) m n (%) m n (%) m Gastrointestinal disorders 4 (33.3) 4 13 (43.4) 14 17 (40.5) 18 Dry mouth 1 (8.3) 1 2 (6.7) 2 3 (7.1) 3 Nausea 1 (8.3) 1 3 (10.0) 3 4 (9.5) 4 Infections and infestations 1 (8.3) 1 7 (23.3) 8 8 (19.0) 9 Upper respiratory tract infection 1 (8.3) 1 3 (10.0) 4 4 (9.5) 5 Nervous system disorders 5 (41.7) 9 13 (43.4) 18 18 (42.9) 27 Headache 3 (25.0) 6 5 (16.7) 7 8 (19.0) 13 Presyncope 0 4 (13.3) 6 4 (9.5) 6 Respiratory, thoracic and mediastinal disorders 6 (50.0) 6 14 (46.7) 15 20 (47.6) 21 Cough 1 (8.3) 1 4 (13.3) 4 5 (11.9) 5 Rhinorrhoea 2 (16.7) 2 1 (3.3) 1 3 (7.1) 3 Wheezing 2 (16.7) 2 4 (13.3) 5 6 (14.3) 7 12

Phase 1b Interim Results: Robust FeNO Reduction PRS-060 Relative FeNO Reduction (Emax Analysis) PRS-060 Relative FeNO Reduction (ANCOVA Analysis) Mean change from baseline in FeNO levels at 0.5h (A) and 2h (B) post-dose on Day 10 in participants with mild asthma Reduction vs. PRS-060, mg n placebo, % (95% p-value (delivered) CI) 2 6 24.0 (1.8–41) 0.04 6 6 24.3 (2.7–41) 0.03 20 12 36.4 (22–48) <0.0001 60 6 30.5 (10–46) 0.005 Placebo 12 13

Phase 1b Interim Results: Pharmacological Versatility pSTAT6 levels over time following inhalation of PRS-060 No systemic target engagement and minimal systemic exposure was observed at the 2mg dose, suggesting that local target engagement by the drug is sufficient to reduce airway inflammation Pharmacological versatility, given low- dose FeNO reduction with no observed systemic activity (pSTAT6) versus high-dose FeNO reduction with systemic activity 14

Moderate-to-Severe Asthma Market Opportunity is Expansive U.S. EU asthma patients over 12 asthma patients over 12 19.0M years of age in the U.S. 19.0M47.8M years of age in the EU with moderate-to- 21.5M with moderate-to- 7.8M7.8M severe asthma (41%) severe asthma (45%) 3.1M3.1M uncontrolled (40%) 8.6M uncontrolled (40%) 1.9M high EOs (60%) 1.2M low EOs (40%) 5.2M high EOs (60%) 3.4M low EOs (40%) All numbers reflect 2016 estimates. Source: Artisan Healthcare Consulting analysis, including the following: CDC, Eurostat, Rabe (2004), Cazzoletti (2007), Colice (2012), Hekking (2015). 15

4-1BB Agonism Offers Promise of Material Clinical Benefit Unique Attributes of 4-1BB Agonism on Tumor-specific T Cells  Increases T-cell proliferation to bolster immune repertoire  Enhances cytotoxicity for tumor killing  Improves metabolic fitness for increased survival of T cells  Drives T-cell memory phenotype for increased durability Pieris’ 4-1BB bispecifics recognize that 4-1BB agonists have proven clinical potency, yet must be kept out of the liver to ensure suitable therapeutic index 16

PRS-343: Proprietary Lead IO Asset HER2-Targeting Candidate PRS-343 Antibody Tumor-targeted 4-1BB agonism and HER2 Function/MoA antagonism Indications HER2+ solid tumors Initiating phase 2 in second line gastric in Development 2H2020 Commercial Rights Fully proprietary 4-1BB-Targeting Anticalin Proteins 17

PRS-343 Localizes 4-1BB Agonism Within HER2+ Tumors HER2-targeting Antibody HER2-targeting moiety of the drug localizes to the tumor microenvironment and facilitates HER2+ 4-1BB cross-linking Tumor Cell PRS-343 4-1BB cross-linking ameliorates T-cell exhaustion and is critical for Tumor‐specific T-cell expansion T Cell 4-1BB-targeting Anticalin Proteins 18

Monotherapy and Combination Studies: Enabled Meaningful Clinical Characterization of PRS-343 Mono Dose Combo Dose Dose (mg/kg) Cohort* Cohort** Snapshot 1 0.0005 (Q3W) - • Patients with HER2+ solid tumors 2 0.0015 - • Monotherapy and combination with atezolizumab • Interim monotherapy data presented at SITC ‘19 3 0.005 - • Initial combotherapy data presented at R&D Day (Nov ‘19) 4 0.015 - 50.051 Primary Objectives 60.152 • Characterize safety profile 70.53 • Identify MTD or RP2D 814 9 2.5 5 Secondary Objectives 10 5 6 • Characterize PK profile 11 8 7 • Investigate dosing schedule 11b 8 (Q2W) - • Assess potential immunogenicity and PD effects 9-11b: activate dose cohorts in mono study • Investigate efficacy *Additional dose cohorts enrolling in monotherapy study **1200 mg/kg flat dose of atezolizumab 19

Single-agent Clinical Benefit and Enhanced Durability in Checkpoint Combination Therapy Monotherapy Clinical Benefit Cohort 11B 11A 10 9 Total Best Response 8mg/kg, Q2W 8mg/kg, Q3W 5mg/kg, Q3W 2.5mg/kg, Q3W Enrolled Patients 8796 30 Response Evaluable Patients 7455 21 PR 3- - - 3 SD 3332 11 ORR 43% 0% 0% 0% 14% DCR 86% 75% 60% 40% 67% • Additional clinical benefit, including complete response, observed in cohorts beyond 11B (currently enrolling) • Clinical benefit also observed in combination study, including patients with deep partial responses and durable benefit Data cut-off: 11-May-20 for subjects up to Cohort 11b; additional cohorts enrolling 20

Paired Biopsy Analysis Supports 4-1BB-related MoA Biopsy Biopsy Pre-dose PRS-343 PRS-343 Post-dose (Cycle 1 Day 1) (Cycle 2 Day 1) (Cycle 2 Days 2-8) Tumor Biopsy Pronounced increase in CD8+ T cell 17 numbers is observed post-treatment in PD correlates with PK 16 patients receiving doses ≥ 2.5 mg/kg 6 5 tumor area 2 4 Patients benefiting from treatment (SD 3 > 120 days (blue) and PR (green) had Clinical benefit 2 Fold induction CD8+ induction Fold + T cells/mm 1 more pronounced increase in CD8 T correlates with PD 0 cell number in tumor vs. stroma Cohort 1-8 Cohort 9-11b Data cut-off: 23-Oct-19 for subjects up to Cohort 11b; additional cohorts enrolling 21

Phase 2 PoC Study in 2nd Line Gastric Cancer Phase 2 Initiation in 2H20 PRS-343 in combination with ramucirumab and paclitaxel for 2nd-line HER2+ gastric cancer Single-arm, up to 60 patients GC 2L PIVOTAL TRIAL Primary endpoints: ORR and DCR HER2+ subgroup from RAINBOW trial as comparator enriched w/ RWD 22

PRS-343 Poised to Become Valuable Treatment Option for HER2+ 2L Patients


Diagnosis
SoC
Advanced / Metastatic (Stage IV)
Staging
HER2+
HER2-
1L
Trastuzumab + Preferred Chemo Regimen
5-FU / Capecitabine + Cisplatin
5-FU + Irinotecan
Docetaxel + 5-FU + Cisplatin / Oxaliplatin / Carboplatin
Epirubicin + Cisplatin / Oxaliplatin + 5-FU / Capecitabine
5-FU / Capecitabine + Oxaliplatin
2L
Alternate Regimen
Preferred Regimens
Irinotecan + Docetaxel / Cisplatin
Ramucirumab + Paclitaxel
Paclitaxel
Irinotecan
Docetaxel
Ramucirumab
3L
Pembrolizumab
PD-(L)1 ≥1% only
Diagnosis
Emerging SoC
Advanced / Metastatic (Stage IV)
Staging
HER2+
1L
Trastuzumab + Preferred Chemo Regimen
Trastuzumab + Pembrolizumab Chemo
Margetuximab + PD-1 + Chemo
ZW25 (HER2 biparatopic) + Chemo
2L
Alternate Regimen
Irinotecan + Docetaxel / Cisplatin
Ramucirumab + Paclitaxel
Single Agent Chemo
Ramucirumab
PRS-343 + Ramucirumab + Paclitaxel
Enhertu (HER2 ADC)
3L
PD-(L)1 ≥1% only
Pembrolizumab
Enhertu (HER2 ADC)
Indicates a preferred treatment
Phase 3 / Pivotal trial started
Phase 2 trial started
Pieris Planned Trial

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PRS-343 PoC Trial Considers Several Value-driving Elements

Factor	Impact
Biology: **Synergistic MoA in IO-amenable Patients**	• Vasculature normalization from ramucirumab for improved environment for T-cell infiltration • Tumor debulking and antigen release from paclitaxel for improved disease control and enhanced immune priming
Regulatory: **Additive to Standard of Care**	• Straightforward path from PoC to pivotal • Reduced patient enrollment hurdles compared to monotherapy study
Commercial: **Meaningful Beachhead Indication**	• Second line gastric cancer market size in US, EU5, and JP is up to $1.7B • Upside in several other tumors

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PRS-344: Meaningfully Building on Localized MoA of PRS-343 PD-L1-Targeting Candidate PRS-344 Antibody Function/MoA Localized 4-1BB agonism with PD-L1 antagonism Indications N.D. Development 2021 IND expected (in co-dev with Servier) Opt-in for co-development with full U.S. Commercial Rights commercial rights; royalty on ex-U.S. sales 4-1BB-Targeting Anticalin Proteins 25

Financial Overview (As of 3/31/20) $86.8 M $0.0 55.2 M Cash & Cash Debt CSO Equivalents non-dilutive capital from anchor $120+ M partnerships 26

Recent Milestones and Expected Catalysts 2019 Milestones 2020 Catalysts • Respiratory: Inhaled IL4-Rα antagonist (PRS-060) Respiratory:  PRS-060 phase 2a trial initiation  SAD phase 1 data at ATS 2019  Data and rationale for advancement into IND-  MAD phase 1 data, including FeNO reduction enabling studies for wholly-owned inhaled program vs. placebo, at ERS 2019 • IO: • IO: 4-1BB/HER2 bispecific (PRS-343)  PRS-343 complete monotherapy and combination with atezolizumab phase 1 escalation data  Monotherapy phase 1 data at SITC 2019  PRS-343 initiation of focused development in  Initial combination phase 1 data at R&D Day gastric cancer 27

Appendix 28

PRS-343 Monotherapy Treatment-Related Adverse Events Cohorts 9-11b TRAE Number (%) Grade 3 (%) Infusion related reactions 6 (9%) 2 (3%) Nausea and vomiting 8 (12%) 0 Chills 5 (8%) 0 Arthralgias 4 (6%) 1 (2%) Flushing 4 (6%) 3 (5%) Decreased appetite 3 (5%) 0 Hypotension 3 (5%) 1 (2%) Increased Lipase 3 (5%) 1 (2%) Non cardiac chest pain 3 (5%) 1 (2%) No Grade 4 or 5 Treatment-Related AEs Data cut-off: 23-Oct-19 for subjects up to Cohort 11b; additional cohorts enrolling 29

Best Response in Target Lesions Cohorts 9-11b 60% 40% Cohort 9 – 2.5 mg/kg Cohort 10 – 5 mg/kg Disease Progression 20% Cohort 11 – 8 mg/kg Cohort 11b – 8 mg/kg (Q2W) 0% -20% Best change from baseline (%) Best change from Partial Response -40% -60% 9 9 9 11101011b9 11101011b9 101011b11b Cohort Data cut-off: 23-Oct-19 for subjects up to Cohort 11b; additional cohorts enrolling 30

Average Time on Treatment with PRS-343 Significantly Increases in Cohort 11b (8 mg/kg Q2W) Duration (Days) Number of Subjects = 28 Cohort 11b – 8 mg/kg (Q2W) Cohort 11 – 8 mg/kg Cohort 10 – 5 mg/kg Cohort 9 – 2.5 mg/kg Partial Response Stable Disease Disease Progression Death Discontinued On-Treatment 0 21 42 63 84 105 126 147 168 189 210 231 Data cut-off: 23-Oct-19 for subjects up to Cohort 11b; additional cohorts enrolling 31

Case Study #1: Gastric Cancer Patient with Confirmed Partial Response Patient Profile, Treatment History and Treatment Outcome Patient Profile Oncology Treatment History Duration Best Response • Cohort 11b | 8 mg/kg every two weeks • 80-year old woman; initial diagnosis in June 2017 • Stage IV gastric adenocarcinoma Trastuzumab, Pembrolizumab + July 2017 – June 2018 Stable Disease • Metastases to liver, lymph node and adrenal glands Capecitabine/oxaliplatin • HER2 IHC 3+; PD-L1 positive (CPS=3) • NGS: ERBB2 amplification, TP53 mutation, alteration Nivolumab with IDO1 inhibitor Aug 2018 – Jan 2019 Stable Disease of CDK12 and SF3B1 (investigational drug) Lesion Size (mm) Lesions Lesion Site Baseline C2 Post-treatment C3 Post-treatment C4 Post-treatment C6 Post-treatment Target 1 Liver 14 12 10 9 9 Target 2 Liver 20 16 10 8 8 Target 3 Pancreas 19 16 14 14 14 % Change from Baseline -17% -36% -42% -42% Non-target 1 Lung Present Present Present Present Present Non-target 2 Stomach Present Present Present Present Absent Non-target 3 Stomach Present Present Present Present Absent PR, partial response; HER2, human epidermal growth factor receptor 2; PD-L1, Programmed Death Ligand 1; CPS, combined positive score; NGS, next-generation sequencing Data cut-off: 23-Oct-19 32

CD8+ T Cell Numbers Increase Post-Treatment in Responding Gastric Cancer Patient


Pre-Treatment (CD8: Teal | Ki67: Red)


Post-Treatment (CD8: Teal | Ki67: Red)


Tumor
CD8 fold change: 5.7 CD8 pre [n/mm²]: 38
CD8 + T cells (n/mm²)
250
200
150
100
50
0
Pre
Post


Stroma
CD8 fold change: 4 CD8 pre [n/mm²]: 66
CD8 + T cells (n/mm²)
250
200
150
100
50
0
Pre
Post

CD8+ T cell numbers increase post-treatment. This is more pronounced in tumor tissue and consistent with the predicted MoA of PRS-343.

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Data cut-off: 23-Oct-19

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Case Study #2: Fallopian Tube Cancer Patient with Partial Response Patient Profile, Treatment History and Treatment Outcome • 59 year old female, initial diagnosis on September 19, 2017 • Fallopian tube carcinoma Cohort 11b • ERBB2 2+; MSI stable; TMB 4 Muts/Mb; PDL-1 status not known 8 mg/kg PRS-343 (Q2W) • CD8 fold change in tumor: Not known as multiple post- treatment core biopsies did not contain cancer cells Oncology Treatment History Duration Best Response Taxol/Carboplatin October 2017 - November 2017 Stable Disease Taxotere/Carboplatin December 2017 - May 2018 Stable Disease Doxil October 2018 – February 2019 Progressive Disease Lesion Size (mm) Lesions Lesion Site Baseline C2 Post-treatment C4 Post-treatment C6 Post-treatment Target 1 Liver – Dome of left lobe 18 10 12 8 % Change from Baseline -44% -33% -55% Data cut-off: 23-Oct-19 34

Case Study #3: Urothelial Cell Carcinoma Patient with Stable Disease Patient Profile, Treatment History and Treatment Outcome • 92 year old male, initial diagnosis in August 2015 Cohort 9 • Urothelial cell carcinoma Stage 3 2.5 mg/kg PRS-343 (Q3W) • HER2 FISH positive; MSS; TMB high16 mut/Mbp • CD8 fold change in tumor: 5.1 Oncology Treatment History Duration Best Response Cisplatin + gemcitabine September 2015 – September 2015 Toxicity Carboplatin + gemcitabine October 2015 – December 2015 Progressive Disease Atezolizumab December 2016 – June 2017 Stable Disease MEDI-0562 + durvalumab August 2017 – May 2018 Stable Disease Lesion Size (mm) Lesions Lesion Site Baseline C2 Post-treatment C4 Post-treatment C6 Post-treatment Target 1 Left para-aortic lymph node 27 24 24 25 Target 2 Right para-aortic lymph node 17 18 18 18 Target 3 Paraesophageal lymph node 18 19 19 20 % Change from Baseline -1.6% -1.6% 1.6% Data cut-off: 23-Oct-19 35

Baseline Characteristics (Combination Trial) All Subjects (n = 35) Characteristic n (%) Primary Cancer Type n (%) Age, Median (range) 59 (26-87) Breast 12 (34%) Gender Female 19 (54%) Gastroesophageal 6 (17%) Male 16 (46%) Colorectal 5 (14%) ECOG PS Gallbladder/ Biliary 4 (11%) 0 10 (29%) 1 25 (71%) Lung 3 (9%) Prior Therapy Lines Gynecological 2 (6%) 1 6 (17%) 2 5 (14%) Bladder 1 (3%) 33 (9%) Carcinoma of Unknown Primary 1 (3%) 4 6 (17%) 5+ 15 (43%) Pancreatic 1 (3%) Data presented at R&D Day in New York on November 19, 2019; data cut-off: 19-Nov-19 36

Treatment-Related Adverse Events (Combination Trial) Cohorts 4-7 TRAE n = 85 % Grade 3 Infusion related reaction 17 (20%) Nausea and Vomiting 7 (9%) Diarrhea 6 (7%) 1 (1%) Fatigue 6 (7%) Rash 4 (5%) Anemia 3 (4%) 1 (1%) Chills 2 (2%) Decreased appetite 2 (2%) Dizziness 2 (2%) Dysgeusia 2 (2%) Malaise 2 (2%) Myalgia 2 (2%) Neutrophil count decreased 2 (2%) 1 (1%) Platelet count decreased 2 (2%) 1 (1%) Pyrexia 2 (2%) White blood cell count decreased 2 (2%) 1 (1%) No Grade 4 or 5 PRS-343 Treatment-Related AEs Data presented at R&D Day in New York on November 19, 2019; data cut-off: 19-Nov-19 37

Best Response in Target Lesions (Combination Trial) Combination Study Cohorts 4-7 (n = 21) 100% 80% 60% 40% Cohort 4 – 1 mg/kg Disease Progression (20%) 20% Cohort 5 – 2.5 mg/kg Cohort 6 - 5 mg/kg 0% Cohort 7 - 8 mg/kg -20% -40% Partial Response (-30%) Best from Change (%) Baseline -60% -80% 554656674755576767746 Cohort Data presented at R&D Day in New York on November 19, 2019; data cut-off: 19-Nov-19 38

Case Study #1: Breast Cancer Patient with Partial Response

Patient Profile and Treatment History

Cohort 4
1 mg/kg PRS-343 (Q3W) +
atezolizumab 1200 mg

- 64 year old female, initial diagnosis October 16, 2000
- Stage 4 breast carcinoma
- ER/PR-; HER2 3+ (IHC biopsy collected in Jan 2010), FISH+
- PD-L1, MSI and TMB status not known
- CD8 fold change in tumor: 8.5

Oncology Treatment History	Duration	Best Response
AC X4, tamoxifen (X1 yr), arimidex (X5 yrs)	2000-2006	Stable Disease
Carboplatin/Taxotere then Taxotere/Herceptin then Xeloda/ Lapatinib then Herceptin/ Navelbine	May 2006 – September 2009	Complete Response
Vinorelbine and Herceptin	February 2010 – May 2011	Unknown
Trastuzumab/Lapatinib Ditosylate (Tykerb)	May 2011 – May 2012	Progressive Disease
Trastuzumab/Gemzar	May 2012 – Feb 2013	Unknown
ADT (TDM1, Kadcyla)	May 2013 – Jun 2015	Stable Disease
Trastuzumab/Pertuzumab (Perjeta)	Sep 2017 – Dec 2017	Stable Disease
ADT (TDM1, Kadcyla)	Dec 2017 – Jul 2018	Stable Disease
Trastuzumab/Capecitabine (Xeloda)	Aug 2018 – Jan 2019	Stable Disease

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Data presented at R&D Day in New York on November 19, 2019; data cut-off: 19-Nov-19

39

Case Study #1: Breast Cancer Patient with Partial Response Treatment Outcome Lesion Size (mm) Lesions Lesion Site Baseline C2 Post-treatment C4 Post-treatment C6 Post-treatment C8 Post-treatment C12 Post-treatment Target 1 Sub-cranial lymph node 15 8 5 8 8 6 Target 2 Right neck lymph node 15 9 7 7 6 5 % Change from Baseline -43% -60% -50% -53% -63% Data presented at R&D Day in New York on November 19, 2019; data cut-off: 19-Nov-19 40

Case Study #2: Breast Cancer Patient with Stable Disease Patient Profile, Treatment History and Treatment Outcome • 53 year old male, initial diagnosis July 28, 2011 • Stage 4 invasive ductal breast carcinoma (metastatic to Cohort 6 mediastinal lymph nodes, bones and lung) 5 mg/kg PRS-343 (Q3W) + • ER+/PR-, HER2- (IHC), FISH+ (biopsy collected in March atezolizumab 1200 mg 2019) • PD-L1, MSI and TMB status not known • CD8 fold change in tumor: 8 Oncology Treatment History Duration Best Response Trastuzumab + Carboplatin + Docetaxel + Tamoxifen September 2011 – July 2013 not known Trastuzumab + Perjeta + Navelbine August 2013 – January 2016 not known TDM-1 + Fulvestrant November 2017 – March 2018 not known Lapatinib + Capecitabine March 2018 – March 2019 not known Anastrozole + Ibrance April 2019 – May 2019 not known Lesion Size (mm) Lesions Lesion Site Baseline C2 Post-treatment C4 Post-treatment C6 Post-treatment Target 1 Lymph node 16 18 15 13 % Change from Baseline +13% -6% -19% Data presented at R&D Day in New York on November 19, 2019; data cut-off: 19-Nov-19 41

Case Study #3: NSCLC Patient with Partial Response Patient Profile, Treatment History and Treatment Outcome Cohort 6 • 65 year old male, initial diagnosis Feb 6, 2018 • Stage 4 NSCLC squamous 5 mg/kg PRS-343 (Q3W) + • Foundation One HER2 amplification atezolizumab 1200 mg • CD8 fold change in tumor: Results to be presented Oncology Treatment History Duration Best Response Carboplatin/paclitaxel + RT March 2018 – April 2018 Partial Response Stable Disease (treatment ended upon disease Atezolizumab August 2018 – May 2019 progression) Lesion Size (mm) Lesions Lesion Site Baseline C2 Post-treatment C4 Post-treatment Target 1 Lung 42 26 20 Target 2 Lung 16 0 0 % Change from Baseline -55% -66% Non-target 1 Lung Present Absent Absent Non-target 2 Lung Present Present Absent Data presented at R&D Day in New York on November 19, 2019; data cut-off: 19-Nov-19 42

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